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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ----------------------


                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 7, 1997
                                                   ----------------


                         Commission File Number 1-13578

                             DOWNEY FINANCIAL CORP.
             (Exact name of registrant as specified in its charter)

           Delaware                                95-1953342
 (State or other jurisdiction           (I.R.S. Employer Identification No.)
of incorporation or organization)


3501 Jamboree Road, Newport Beach, California           92660
 (Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code: (714) 854-0300

                                 Not applicable
         (Former name or former address, if changed since last report.)




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Item 5.  OTHER EVENTS

         On February 7, 1997, Downey Financial Corp. issued a news release reporting the resignation of Stephen W. Prough as the President, Chief Executive Officer and Director the appointment of James W. Lokey to the position of President and Chief Executive Officer effective February 18, 1997.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.

         10.16 News release dated February 7, 1997 announcing senior management transition.



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                                   SIGNATURES

         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                              DOWNEY FINANCIAL CORP.



DATED:  February 7, 1997                        /s/Donald E. Royer
                                   --------------------------------------------
                                                 Donald E. Royer
                                   Executive Vice President and General Counsel